UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

7700 Mills Civic Pkwy

West Des Moines, Iowa 50266

(Address of principal executive offices and zip code)

1-(515)-342-4678

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, each representing a 1/1000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series A	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a 5.625% Fixed Perpetual Non-Cumulative Preferred Stock, Series B	ATHPrB	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series C	ATHPrC	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preferred Stock, Series D	ATHPrD	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 7.750% Fixed-Rate Reset Perpetual Non-Cumulative Preferred Stock, Series E	ATHPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01	Other Events.

On February 29, 2024, Athene Holding Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of $575,000,000 aggregate principal amount of its 7.250% Fixed-Rate Reset Junior Subordinated Debentures due 2064 (the “Debentures”) (including $75,000,000 aggregate principal amount of Debentures relating to the Underwriters’ option to purchase additional Debentures solely to cover over-allotments). The Debentures were issued on March 7, 2024 pursuant to an Indenture, dated as of March 7, 2024 (the “Original Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture, dated as of March 7, 2024 (the “First Supplemental Indenture,” and the Original Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”) by and between the Company and the Trustee.

The Debentures will bear interest at a fixed rate of 7.250% per year until March 30, 2029 (the “First Reset Date”). On and after the First Reset Date, the interest rate on the Debentures during each Reset Period (as defined in the Indenture) will be equal to the Five-Year U.S. Treasury Rate (as defined in the Indenture) as of the most recent Reset Interest Determination Date (as defined in the Indenture) plus a spread of 2.986%.

The Debentures have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a shelf registration statement on Form S-3 (File No. 333-276340), previously filed by the Company with the Securities and Exchange Commission under the Act (the “Registration Statement”). The foregoing description of the Debentures and related agreements is qualified in its entirety by the terms of the Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the forms of the Debentures). The Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the forms of the Debentures) are filed as Exhibit 1.1, 4.1 and 4.2 hereto, and are incorporated by reference herein. An opinion regarding the legality of the Debentures is also filed as Exhibit 5.1, and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 29, 2024, by and among Athene Holding Ltd. and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1	Indenture for Subordinated Debt Securities, dated March 7, 2024, by and between Athene Holding Ltd. and U.S. Bank Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated March 7, 2024, by and between Athene Holding Ltd. and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 7.250% Junior Subordinated Debentures due 2064 (included in Exhibit 4.2)

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: March 7, 2024	By:	/s/ Martin P. Klein
Martin P. Klein
Chief Financial Officer

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